UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

CLS HOLDINGS USA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174705	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 438-9132

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition of Disposition of Assets.

On June 27, 2018, CLS Holdings USA, Inc. (the “Company,” “CLS” or “we”) closed on the purchase of all of the membership interests in Alternative Solutions, LLC (“Alternative Solutions”) and its three operating subsidiaries (collectively, the “Oasis LLCs”) from the members of such entities (other than Alternative Solutions).  The Oasis LLCs operate a fully integrated cannabis business in Las Vegas, Nevada, including a grow; extraction, conversion and processing facility; and a retail dispensary.  The closing occurred pursuant to a Membership Interest Purchase Agreement (the “Acquisition Agreement”) entered into between CLS and Alternative Solutions on December 4, 2017, as amended.  Pursuant to the Acquisition Agreement, CLS initially contemplated acquiring all of the membership interests in the Oasis LLCs from Alternative Solutions. Just prior to closing, the parties agreed that CLS would instead acquire all of the membership interests in Alternative Solutions, the parent of the Oasis LLCs, from its members, and the membership interests in the Oasis LLCs owned by members other than Alternative Solutions.  The revised structure of the transaction is referenced in the Oasis Note (as defined below), which modified the Acquisition Agreement.

Pursuant to the Acquisition Agreement, CLS paid a non-refundable deposit of $250,000 upon signing, which was followed by an additional payment of $1,800,000 paid in February 2018, for an initial 10% of each of the Oasis LLCs.  At that time, CLS applied for regulatory approval to own an interest in the Oasis LLCs, which approval was received. On June 27, 2018,  CLS made the payments to indirectly acquire the remaining 90% of the Oasis LLCs, which were equal to cash in the amount of $6,200,000, a $4.0 million promissory note due in December 2019 (the “Oasis Note”), and 22,058,823 shares of its common stock (the “Purchase Price Shares”) (collectively, the “Closing Consideration”). CLS used the proceeds of its recent Canadian private securities offering to fund the cash portion of the Closing Consideration.  CLS will now apply for regulatory approval to own the additional 90% in membership interests in the Oasis LLCs, which we expect to receive in due course.  The change of ownership in the Oasis LLCs to CLS will be recorded upon receipt of such regulatory approvals.

The number of Purchase Price Shares was equal to 80% of the offering price of CLS’ common stock in its last equity offering, which price was $0.34 per share.  The Oasis Note is secured by a first priority security interest over the membership interests in Alternative Solutions and the Oasis LLCs, as well as by the assets of the Oasis LLCs.  We also delivered a confession of judgment to a representative of the sellers that will become effective, in general, if we default under the Oasis Note.

Oasis currently owes certain amounts to a consultant known as 4Front Advisors, LLC.  If we make any payments to this company post-closing, generally speaking, we will be entitled to deduct the present value of such payments from the principal amount due under the Oasis Note.

The sellers are also entitled to a $1,000,000 payment from us on May 30, 2020 if the Oasis LLCs have maintained an average revenue of $20,000 per day during the 2019 calendar year.

None of the sellers of the membership interests in Alternative Solutions or the Oasis LLCs was affiliated with CLS prior to the closing.  In connection with the closing, however, we plan to employ Mr. Ben Sillitoe, the CEO and a member of Alternative Solutions, as our COO.  We plan to issue him 500,000 shares of restricted common stock pursuant to his proposed employment agreement.  We have also agreed to issue 500,000 shares of our restricted common stock to David Lamadrid, our President and Chief Financial Officer, for introducing us to Alternative Solutions.

The foregoing is a summary of the material terms of the Acquisition Agreement, as modified by the First and Second Amendments, the Third Amendment, the Fourth Amendment, and the Fifth Amendment and is subject to the terms of the full Acquisition Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 7, 2017, the First and Second Amendments, which were attached as Exhibit 2.1 to the Company’s Current Reports on Form 8-K filed on January 19, 2018 and January 26, 2018, the Third Amendment and the Fourth Amendment, which were attached as Exhibits 2.1 and 2.2, respectively, to the Company’s Current Report on Form 8-K filed on April 4, 2018, and to the Fifth Amendment, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 21, 2018.  The exhibits to the Acquisition Agreement will be filed upon request of the Securities and Exchange Commission.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 On June 27, 2018, CLS executed the Oasis Note.  The Oasis Note is for the principal amount of $4,000,000 and bears interest at the rate of 6% per annum.  Both principal and accrued interest are due and payable in full on December 4, 2019 but may be prepaid at any time without penalty.  The Oasis Note is payable to Serenity Wellness Enterprises, LLC, as nominee for the sellers of the membership interests in Alternative Solutions and the Oasis LLCs.  The Oasis Note is secured by all of the membership interests in Alternative Solutions and the Oasis LLCs and by the assets of the Oasis LLCs.  CLS also delivered a confession of judgment in connection with the Oasis Note.  As a result, generally speaking, if the holder of the Oasis Note believes that CLS has defaulted, CLS will have little ability to challenge the validity of any such allegations.

The foregoing is a summary of the material terms of the Oasis Note and is subject to the terms of the full Oasis Note, which is attached as Exhibit 10.1 hereto.

Item 9.01          Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)	Exhibits.

2.1
Membership Interest Purchase Agreement dated December 4, 2017 between CLS Holdings USA, Inc. and Alternative Solutions, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 7, 2017)

2.2
First Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC dated January 16, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 19, 2018)

2.3
Second Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC dated January 25, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 26, 2018)

2.4
Third Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC effective as of March 27, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 4, 2018)

2.5	Fourth Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC effective as of March 27, 2018 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 4, 2018)

2.6
Fifth Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC effective as of May 17, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 21, 2018)

10.1	6% Secured Promissory Note of CLS Holdings USA, Inc. in favor of Serenity Wellness Enterprises, LLC, as nominee, in the aggregate principal amount of $4,000,000 dated June 27, 2018*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: June 29, 2018	By: /s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Membership Interest Purchase Agreement dated December 4, 2017 between CLS Holdings USA, Inc. and Alternative Solutions, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 7, 2017)

2.2
First Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC dated January 16, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 19, 2018)

2.3
Second Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC dated January 25, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 26, 2018)

2.4
Third Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC effective as of March 27, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 4, 2018)

2.5	Fourth Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC effective as of March 27, 2018 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 4, 2018)

2.6
Fifth Amendment to the Membership Interest Purchase Agreement by and between CLS Holdings USA, Inc. and Alternative Solutions, LLC effective as of May 17, 2018 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 21, 2018)

10.1	6% Secured Promissory Note of CLS Holdings USA, Inc. in favor of Serenity Wellness Enterprises, LLC, as nominee, in the aggregate principal amount of $4,000,000 dated June 27, 2018*

* Filed herewith.